                                                                    EXHIBIT 99.1

This Statement on Form 4 is filed jointly by the Reporting Persons listed below.
The principal business address of each of these Reporting Persons is 333 South
Grand Avenue, 28th Fl., Los Angeles, CA 90071.

Name of Designated Filer: Oaktree Capital Group Holdings GP, LLC
Date of Event Requiring Statement: February 7, 2017

Issuer Name and Ticker or Trading Symbol: First BanCorp. [FBP]

                        OAKTREE PRINCIPAL FUND V (DELAWARE), L.P.

                        By: Oaktree Fund GP, LLC, its general partner
                        By: Oaktree Fund GP I, L.P., its managing member

                        By: /s/ Jamie Toothman
                            ----------------------------------------------------
                            Name:  Jamie Toothman
                            Title:  Authorized Signatory

                        OAKTREE FF INVESTMENT FUND AIF (DELAWARE), L.P.

                        By: Oaktree Fund AIF Series, L.P. - Series I,
                            its general partner
                        By: Oaktree Fund GP AIF, LLC, its general partner
                        By: Oaktree Fund GP III, L.P., its managing member

                        By: /s/ Jamie Toothman
                            ----------------------------------------------------
                            Name:  Jamie Toothman
                            Title:  Authorized Signatory

                        OAKTREE FUND AIF SERIES, L.P. - SERIES I

                        By: Oaktree Fund GP AIF, LLC, its general partner
                        By: Oaktree Fund GP III, L.P., its managing member

                        By: /s/ Jamie Toothman
                            ----------------------------------------------------
                            Name:  Jamie Toothman
                            Title:  Authorized Signatory

                        OAKTREE FUND GP AIF, LLC

                        By: Oaktree Fund GP III, L.P., its managing member

                        By: /s/ Jamie Toothman
                            ----------------------------------------------------
                            Name:  Jamie Toothman
                            Title:  Authorized Signatory

                        OAKTREE FUND GP III, L.P.

                        By: /s/ Jamie Toothman
                            ----------------------------------------------------
                            Name:  Jamie Toothman
                            Title:  Authorized Signatory

                        OAKTREE AIF INVESTMENTS, L.P.

                        By: Oaktree AIF Holdings, Inc., its general partner

                        By: /s/ Jamie Toothman
                            ----------------------------------------------------
                            Name:  Jamie Toothman
                            Title:   Vice President

                        OAKTREE AIF HOLDINGS, INC.

                        By: /s/ Jamie Toothman
                            ----------------------------------------------------
                            Name:  Jamie Toothman
                            Title:  Authorized Signatory

                        OAKTREE CAPITAL MANAGEMENT, L.P.

                        By: /s/ Jamie Toothman
                            ----------------------------------------------------
                            Name:  Jamie Toothman
                            Title:   Vice President

                        OAKTREE HOLDINGS, INC.

                        By: /s/ Jamie Toothman
                            ----------------------------------------------------
                            Name:  Jamie Toothman
                            Title:   Vice President